SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

AMG FUNDS IV

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[                ], 2021

AMG FUNDS IV

AMG RIVER ROAD LONG-SHORT FUND

Dear Shareholder:

I am writing to you about important proposals relating to AMG River Road Long-Short Fund (the “Fund”), a series of AMG Funds IV (“AMG Funds IV” or the “Trust”). This proxy statement asks you to consider and vote on the following proposals:

(i)	to approve a change to the Fund’s fundamental investment objective (“Proposal 1”);

(ii)	to approve the redesignation of the Fund’s fundamental investment objective as non-fundamental (“Proposal 2”);

(iii)	to approve the amendment of the Fund’s fundamental investment restriction with respect to borrowing; and

(iv)	to approve a modified “manager-of-managers” structure for the Fund.

River Road Asset Management, LLC (“River Road”) has managed the Fund since its inception in 2011. River Road has been an affiliate of AMG Funds LLC (the “Investment Manager”) and Affiliated Managers Group, Inc. (“AMG”) since 2014 and currently serves as subadviser to six other funds in the AMG Funds Family of Funds.

The proposed changes for the Fund, which have been approved by the Board of Trustees of the Trust, are part of a repositioning of the Fund from a long-short equity mandate, under which the Fund pursues its investment objective primarily by taking long and short positions in equity securities, to an international equity mandate, under which the Fund invests primarily in equity and equity equivalent securities of non-U.S. companies. The Board of Trustees has also approved the following changes for the Fund, all of which will be implemented on a date to be determined by the Fund after the date on which shareholders approve Proposal 1 or Proposal 2 (the “Implementation Date”): (i) the Fund will change its name from AMG River Road Long-Short Fund to AMG River Road International Value Equity Fund, (ii) the Fund will change its principal investment strategies, resulting in changes to its principal risks; and (iii) the Fund will replace its primary benchmark index with the MSCI EAFE Index and replace its secondary benchmark index with the MSCI EAFE Value Index. For more information regarding these and other changes to the Fund, please see the supplement dated June 25, 2021 to the Fund’s prospectus dated February 1, 2021, which is attached as Appendix A to the accompanying proxy statement.

In order to facilitate the repositioning of the Fund to an international equity mandate, Fund shareholders are being asked to approve a change to the Fund’s fundamental investment objective and to redesignate the Fund’s fundamental investment objective as non-fundamental. Except with respect to the Fund’s investment objective, shareholders are not being asked to vote on the changes to the Fund’s principal investment strategies. We believe the proposed changes are in the best interests of the Fund.

In connection with the proposed changes to the Fund’s investment strategies described above, the Board of Trustees also approved the following fee changes for the Fund, all of which will be implemented on the Implementation Date and will result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure: (i) the management fee for the Fund will be reduced from 0.85% to 0.53% of the average daily net assets of the Fund; (ii) the Fund’s existing contractual expense limitation agreement with the Investment Manager will be replaced with a new contractual expense limitation agreement with the Investment Manager pursuant to which the Investment Manager will agree, through at least March 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.73% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iii) the shareholder servicing fee waivers in place for Class N and Class I shares will be eliminated and the amount of shareholder servicing fees each of Class I and Class N shares of the Fund are authorized to pay to financial intermediaries will be decreased from 0.15% to 0.05%. The net expense ratios for the Fund’s Class N, Class I and Class Z shares will be reduced from 2.84% to 1.05%, 2.59% to 0.80% and 2.51% to 0.75%, respectively.

i

In addition to the proposed change to the Fund’s fundamental investment objective and the redesignation of the Fund’s fundamental investment objective as non-fundamental, Fund shareholders are being asked to approve the amendment of the Fund’s fundamental investment restriction with respect to borrowing. The proposed change will facilitate the management of the Fund by the Investment Manager and River Road.

Lastly, Fund shareholders are being asked to approve a modified “manager-of-managers” structure for the Fund. The Fund currently operates under a “manager-of-managers” structure pursuant to an order issued by the Securities and Exchange Commission (the “SEC”) that permits the Investment Manager, subject to the approval of the Board of Trustees, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers (the “AMGF Order”). The modified “manager-of-managers” structure would permit the Investment Manager, subject to the approval of the Board of Trustees, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers subject to certain terms and conditions established by the SEC. In addition, the SEC’s terms for using the modified manager-of-managers structure permit funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. If shareholders approve the proposal, and if the Fund were to have multiple subadvisers, the Fund would not be permitted to disclose fees paid to the subadvisers on an aggregate, rather than individual, basis until after it applied for and received approval from the SEC of an amendment to the AMGF Order.

A special meeting of shareholders (the “Meeting”) of the Fund has been scheduled for August 12, 2021 to vote on these matters. If you are a shareholder of record of the Fund as of the close of business on July 7, 2021, you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) of all or any portion of the Meeting, even if you no longer own your shares.

Pursuant to these materials, you are being asked to vote on the proposals, as noted above. For the reasons discussed in the enclosed materials, the Board of Trustees of AMG Funds IV recommends that you vote “FOR” each proposal.

You can vote in one of four ways:

•	Over the Internet, through the website listed on the proxy card,

•	By telephone, using the toll-free number listed on the proxy card,

•	By mail, using the enclosed proxy card — be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

•	At the telephonic shareholder meeting on August 12, 2021. Please see additional information regarding the shareholder meeting in the enclosed materials.

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card.

Please take the time to carefully consider and vote on these important proposals. Please also read the enclosed information carefully before voting. If you have questions, please call AST Fund Solutions, the Fund’s proxy solicitor, toll-free at 800-659-6590.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Keitha L. Kinne
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).

Q.	Why am I receiving this Proxy Statement?

A.

You are receiving these proxy materials – that include the Proxy Statement and your proxy card — because you have the right to vote on important proposals concerning AMG River Road Long-Short Fund (the “Fund”), a series of AMG Funds IV (“AMG Funds IV” or the “Trust”). Each of the proposals is described below.

Q.	What are the proposals about?

A.

The Proxy Statement presents four proposals, which the Board of Trustees of the Trust (the “Board”) and AMG Funds LLC (the “Investment Manager”), the Fund’s investment manager, believe are in the best interests of the Fund for the reasons described below.

Proposal 1: Approval of a Change to the Fund’s Fundamental Investment Objective

Proposal 1 relates to a proposed change to the Fund’s fundamental investment objective. The Fund’s current investment objective is to seek to provide absolute return while minimizing volatility over a full market cycle. As described in the Proxy Statement, the new investment objective proposed for the Fund is to seek to provide long-term capital appreciation. The change to the Fund’s fundamental investment objective is being proposed in connection with the repositioning of the Fund from a long-short equity mandate, under which the Fund pursues its investment objective primarily by taking long and short positions in equity securities, to an international equity mandate, under which the Fund invests primarily in equity and equity equivalent securities of non-U.S. companies. Because the investment objective is currently fundamental, changing the investment objective requires shareholder approval unless and until shareholders approve the redesignation of the Fund’s investment objective as non-fundamental, as described in Proposal 2. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 1.

Proposal 2: Approval of the Redesignation of the Fund’s Fundamental Investment Objective as Non-Fundamental

Proposal 2 relates to the redesignation of the Fund’s fundamental investment objective as non-fundamental. Because the Fund’s investment objective is currently designated as fundamental, shareholder approval is required to change the investment objective. If shareholders approve Proposal 2 and the investment objective is redesignated as non-fundamental, the Board would have the ability to change the Fund’s investment objective without shareholder approval and without prior notice to shareholders. Making this change will allow the Board to approve changes to the Fund’s investment objective in the future in response to changing market conditions or other developments without the delay and expense of a shareholder vote. One of the effects of this is that, if Proposal 2 is approved, the Board has approved the change in investment objective described under Proposal 1 and such change will take effect whether or not Proposal 1 is approved. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 2.

Proposal 3: Approval of the Amendment of the Fund’s Fundamental Investment Restriction with respect to Borrowing

Proposal 3 relates to the proposed amendment of the Fund’s fundamental investment restriction with respect to borrowing. The proposed change is intended to update and standardize the Fund’s fundamental investment restriction with respect to borrowing, while continuing to fully satisfy the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder.

The proposed change is designed to provide the Fund increased flexibility to respond to market, industry and regulatory changes. There may be additional risks associated with such increased flexibility, as described in Proposal 3. Also, the proposed change is intended to reduce administrative burdens and ongoing costs to the Trust, and the AMG Funds Family of Funds, a mutual fund complex comprised of [47] different funds, each having distinct investment management objectives, strategies, risks, and policies (the “AMG Funds Family of Funds”), more generally, by simplifying and making uniform the Fund’s fundamental investment restriction with respect to borrowing with the fundamental investment restriction with respect to borrowing for most of the other funds in the AMG Funds Family of Funds. Furthermore, the Investment Manager has indicated that, other than as described in this Proxy Statement, it has no current intention to change in any significant way the Fund’s investment strategies or the manner in which the Fund is managed in connection with the approval of this proposal. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 3.

Proposal 4: Approval of a Modified Manager-of-Managers Structure

Proposal 4 relates to a proposed modified “manager-of-managers” structure for the Fund. Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval, but the Fund is currently operating under a manager-of-managers structure pursuant to an exemptive order (the “AMGF Order”) issued by the Securities and Exchange Commission (the “SEC”) that enables the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers. The modified “manager-of-managers” structure would permit the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers in reliance on the terms of the exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order) (the “Carillon Order”). In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. If shareholders approve Proposal 4, and if the Fund were to have multiple subadvisers, the Fund would not be permitted to disclose fees paid to the subadvisers on an aggregate, rather than individual, basis until after it applied for and received approval from the SEC of an amendment to the AMGF Order. Fund shareholder approval is being sought to provide the Fund with flexibility to operate under the Carillon Order manager-of-managers structure. For the reasons discussed in the Proxy Statement, the Board recommends that you vote “FOR” Proposal 4.

Q.	What is the impact of the Proposals on the Fund’s principal investment strategies and principal risks?

A.

The Proposals are part of a repositioning of the Fund from a long-short equity mandate, under which the Fund pursues its investment objective primarily by taking long and short positions in equity securities, to an international equity mandate, under which the Fund invests primarily in equity and equity equivalent securities of non-U.S. companies. The Board has approved the following changes for the Fund, all of which will be implemented on a date to be determined by the Fund after the date on which shareholders approve Proposal 1 or Proposal 2 (the “Implementation Date”): (i) the Fund will change its name from AMG River Road Long-Short Fund to AMG River Road International Value Equity Fund, (ii) the Fund will change its principal investment strategies, resulting in changes to its principal risks; and (iii) the Fund will replace its primary benchmark index with the MSCI EAFE Index and replace its secondary benchmark index with the MSCI EAFE Value Index. For more information regarding these and other changes to the Fund, please see the supplement dated June 25, 2021 to the Fund’s prospectus dated February 1, 2021, which is attached as Appendix A to the Proxy Statement. Except with respect to the Fund’s investment objective, shareholders are not being asked to vote on the changes to the Fund’s principal investment strategies.

Q.	What is the impact of the Proposals on the Fund’s fees and expenses?

A.

In connection with the Proposals, the Board approved certain fee changes for the Fund, all of which will be implemented on the Implementation Date and will result in the overall reduction of the Fund’s gross and net expense ratios as compared with the Fund’s current fee structure. The gross expense ratios for the Fund’s Class N, Class I and Class Z shares are expected to be reduced from 3.25% to 1.53%, 3.00% to

v

1.28%, and 2.92% to 1.23%, respectively. The net expense ratios for the Fund’s Class N, Class I and Class Z shares will be reduced from 2.84% to 1.05%, 2.59% to 0.80% and 2.51% to 0.75%, respectively. For more information regarding these and other changes to the Fund, please see the supplement dated June 25, 2021 to the Fund’s prospectus dated February 1, 2021, which is attached as Appendix A to the Proxy Statement.

Q.	When is the Meeting?

A.

The enclosed proxy is being solicited for use at the special meeting of shareholders of the Fund to be held on August 12, 2021 (the “Meeting”) at 3:00 p.m. Eastern Time, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

Q.	How does the Board suggest that I vote?

A.

After careful consideration, the Board unanimously recommends that you vote “FOR” each proposal. Please see the section of the Proxy Statement discussing each proposal for a discussion of the Board’s considerations in making such recommendations.

Q.	What vote is required to approve the proposals?

A.

Each Proposal must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

Q.	What happens if shareholders do not approve the proposals?

A.

The Board unanimously recommends that shareholders approve each proposal. However, if shareholders do not approve Proposal 1, the Fund will continue to be managed with the investment objective of seeking to provide absolute return while minimizing volatility over a full market cycle. However, if Proposal 2 is approved, the Board will have the ability to change the Fund’s investment objective without shareholder approval. One of the effects of this is that, if Proposal 2 is approved, the Board has approved the change in investment objective described under Proposal 1 and such change will take effect whether or not Proposal 1 is approved. If shareholders do not approve Proposal 2, the Fund’s investment objective will continue to be designated as fundamental and the Fund will be required to seek shareholder approval if, in the future, it seeks to change the investment objective.

If shareholders do not approve Proposal 3, the Fund will continue to operate pursuant to its existing fundamental investment restriction with respect to borrowing.

If shareholders do not approve Proposal 4, the Fund will continue to operate under a manager-of-managers structure pursuant to the AMGF Order and the Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with affiliated subadvisers.

Q.	Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund. Additionally, you will help save the costs of any further solicitations by providing your immediate response on the enclosed proxy card, over the Internet or by telephone.

Q.	If I am a small investor, why should I vote?

A.

You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the Meeting. If this happens, the Fund will need to solicit votes again. This may delay the Meeting and the approval of the proposals and generate unnecessary costs.

Q.	How do I vote?

A.

You may provide the Fund with your vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call AST Fund Solutions, the Fund’s proxy solicitor (the “Solicitor”), toll-free at 800-659-6590.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call the Solicitor, toll-free at 800-659-6590.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting at the Meeting.

PROMPT VOTING IS REQUESTED.

AMG FUNDS IV

AMG RIVER ROAD LONG-SHORT FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 12, 2021

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of AMG River Road Long-Short Fund (the “Fund”), a series of AMG Funds IV (“AMG Funds IV” or the “Trust”), will be held on August 12, 2021 at 3:00 p.m. Eastern Time for the purposes listed below. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

Proposal Summary

1.	To approve a change to the Fund’s fundamental investment objective.

2.	To approve the redesignation of the Fund’s fundamental investment objective as non-fundamental.

3.	To approve the amendment of the Fund’s fundamental investment restriction with respect to borrowing.

4.

To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

5.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

After careful consideration, the Trust’s Board of Trustees (the “Board” or the “Trustees”) unanimously recommends that shareholders vote “FOR” each proposal.

Shareholders of record at the close of business on July 7, 2021 are entitled to notice of, and to vote at, the Meeting, even if any such shareholders no longer own shares.

If you wish to attend the Meeting, please register by sending an email to attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG River Road Long-Short Fund”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to call into the meeting. We encourage you to vote your shares prior to the Meeting.

We call your attention to the accompanying proxy statement. The Fund requests that you complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting at the Meeting. Please call AST Fund Solutions, the Fund’s proxy solicitor, toll-free at 800-659-6590 if you have any questions relating to attending the Meeting or your vote instructions.

By Order of the Board of Trustees,

Mark Duggan
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON AUGUST 12, 2021

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, shareholders can find important information about the Fund in the Fund’s annual report, dated October 31, 2020, including financial reports for the fiscal year ended October 31, 2020, and in the Fund’s semi-annual report, dated April 30, 2021. You may obtain copies of these reports without charge, upon request, by writing to AMG Funds LLC, One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, or by calling 1-800-548-4539, or on the Funds’ website at www.amgfunds.com.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. IF YOU DO NOT EXPECT TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

AMG FUNDS IV

AMG RIVER ROAD LONG-SHORT FUND

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 12, 2021

This proxy statement (“Proxy Statement”) and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of AMG Funds IV (“AMG Funds IV” or the “Trust”) and its series, AMG River Road Long-Short Fund (the “Fund”). The proxies are being solicited for use at a special meeting of shareholders of the Fund to be held on August 12, 2021 at 3:00 p.m. Eastern Time, and at any and all adjournments or postponements of all or any portion thereof (the “Meeting”). In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

The Board has called the Meeting and is soliciting proxies from shareholders of the Fund for the purposes listed below:

Proposal Summary

1.	To approve a change to the Fund’s fundamental investment objective.

2.	To approve the redesignation of the Fund’s fundamental investment objective as non-fundamental.

3.	To approve the amendment of the Fund’s fundamental investment restriction with respect to borrowing.

4.

To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

5.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

This Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about July 12, 2021.

Shareholders of record at the close of business on July 7, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own shares.

If you have any questions about the proposals or about voting, please call AST Fund Solutions, the Fund’s proxy solicitor, toll-free at 800-659-6590.

OVERVIEW OF THE PROPOSALS

Introduction

The Trust is currently comprised of eleven mutual funds, but only the Fund is the subject of this proxy statement. The Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware statutory trust. AMG Funds LLC (the “Investment Manager”), located at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 777 South Flagler Drive, West Palm Beach, Florida 33401. The Investment Manager serves as investment manager and administrator of the Fund and is responsible for the Fund’s overall administration and operations.

AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, located at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, serves as the Fund’s distributor.

The principal executive offices of the Trust are located at One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901.

Proposal 1: Approval of a Change to the Fund’s Fundamental Investment Objective

Proposal 1 relates to a proposed change to the Fund’s fundamental investment objective (“Proposal 1”). The Fund’s current investment objective is to seek to provide absolute return while minimizing volatility over a full market cycle. As described in the Proxy Statement, the new investment objective proposed for the Fund is to seek to provide long-term capital appreciation. The change to the Fund’s fundamental investment objective is being proposed in connection with the repositioning of the Fund from a long-short equity mandate, under which the Fund pursues its investment objective primarily by taking long and short positions in equity securities, to an international equity mandate, under which the Fund invests primarily in equity and equity equivalent securities of non-U.S. companies. Because the investment objective is currently fundamental, changing the investment objective requires shareholder approval unless and until shareholders approve the redesignation of the Fund’s investment objective as non-fundamental, as described in Proposal 2. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 1.

If shareholders approve Proposal 1, the Fund’s investment objective will be the following: “The Fund seeks to provide long-term capital appreciation.” If shareholders do not approve Proposal 1, the Fund will continue to be managed with the investment objective of seeking to provide absolute return while minimizing volatility over a full market cycle, and a shareholder vote will be required in order to change the objective. However, if Proposal 2 is approved, the Board will have the ability to change the Fund’s investment objective without shareholder approval. One of the effects of this is that, if Proposal 2 is approved, the Board has approved the change in investment objective described under Proposal 1 and such change will take effect whether or not Proposal 1 is approved.

Proposal 2: Approval of the Redesignation of the Fund’s Fundamental Investment Objective as Non-Fundamental

Proposal 2 relates to the redesignation of the Fund’s fundamental investment objective as non-fundamental (“Proposal 2”). Because the Fund’s investment objective is currently designated as fundamental, shareholder approval is required to change the investment objective. If shareholders approve Proposal 2 and the investment objective is redesignated as non-fundamental, the Board would have the ability to change the Fund’s investment objective without shareholder approval and without prior notice to shareholders. Making this change will allow the Board to approve changes to the Fund’s investment objective in the future in response to changing market conditions or other developments without the delay and expense of a shareholder vote. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 2.

If shareholders of the Fund do not approve Proposal 2, the Fund’s investment objective will continue to be designated as fundamental and the Fund will be required to seek shareholder approval if, in the future, it seeks to change the investment objective.

Proposal 3: Approval of the Amendment of the Fund’s Fundamental Investment Restriction with respect to Borrowing

Proposal 3 relates to the proposed amendment of the Fund’s fundamental investment restriction with respect to borrowing (“Proposal 3”). The proposed change is intended to update and standardize the Fund’s fundamental investment restriction with respect to borrowing, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder. The proposed change is designed to provide the Fund increased flexibility to respond to market, industry and regulatory changes. There may be additional risks associated with such increased flexibility, as described in Proposal 3. Also, the proposed change is intended to reduce administrative burdens and ongoing costs to the Trust, and the AMG Funds Family of Funds, a mutual fund complex comprised of [47] different funds, each having distinct investment management objectives, strategies, risks, and policies (the “AMG Funds Family of Funds”), more generally, by simplifying and making uniform the Fund’s fundamental investment restriction with respect to borrowing with the fundamental investment restriction with respect to borrowing for most of the other funds in the AMG Funds Family of Funds. Furthermore, the Investment Manager has indicated that, other than as described in this Proxy Statement, it has no current intention to change in any significant way the Fund’s investment strategies or the manner in which the Fund is managed in connection with the approval of this proposal. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 3.

If shareholders of the Fund do not approve Proposal 3, the Fund will continue to operate pursuant to its existing fundamental investment restriction with respect to borrowing.

Proposal 4: Approval of a Modified Manager-of-Managers Structure

Proposal 4 relates to a proposed modified “manager-of-managers” structure for the Fund (“Proposal 4”). Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval, but the Fund is currently operating under a manager-of-managers structure pursuant to an exemptive order (the “AMGF Order”) issued by the Securities and Exchange Commission (the “SEC”) that enables the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated subadvisers. The modified “manager-of-managers” structure would also permit the Investment Manager, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with affiliated subadvisers in reliance on the terms of the exemptive order obtained by Carillon Tower Advisers, Inc., et al., Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order) (the “Carillon Order”). In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. If shareholders approve Proposal 4, and if the Fund were to have multiple subadvisers, the Fund would not be permitted to disclose fees paid to the subadvisers on an aggregate, rather than individual, basis until after it applied for and received approval from the SEC of an amendment to the AMGF Order. Fund shareholder approval is being sought to provide the Fund with flexibility to operate under the Carillon Order manager-of-managers structure. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” Proposal 4.

If shareholders of the Fund approve Proposal 4, the Fund will operate under a manager-of-managers structure pursuant to the Carillon Order and the Investment Manager will have flexibility, subject to certain terms and requirements, to enter into and materially amend subadvisory agreements with affiliated and unaffiliated subadvisers without the need for shareholder approval. The Fund would also have flexibility to disclose fees paid to subadvisers on an aggregate, rather than individual, basis, subject to approval by the SEC of an amendment to the AMGF Order. If shareholders of the Fund do not approve Proposal 4, the Fund will continue to operate under a manager-of-managers structure pursuant to the AMGF Order and the Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with affiliated subadvisers.

In connection with the Proposals, effective on a date to be determined by the Fund after the date on which shareholders approve Proposal 1 or Proposal 2 (the “Implementation Date”), (i) the Fund will change its name from AMG River Road Long-Short Fund to AMG River Road International Value Equity Fund, (ii) the Fund will change its principal investment strategies, resulting in changes to its principal risks; and (iii) the Fund will replace its primary benchmark index with the MSCI EAFE Index and replace its secondary benchmark index with the MSCI EAFE Value Index. Also in connection with the Proposals, the Board approved certain fee changes for the Fund, all of which will be implemented upon the Implementation Date and will result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. For more information regarding these and other changes to the Fund, please see the supplement dated June 25, 2021 to the Fund’s prospectus dated February 1, 2021, which is attached as Appendix A to the Proxy Statement.

Voting Procedures

Shareholders of the Fund who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. You are entitled to one vote, or fraction thereof, for each share of the Fund, or fraction thereof, that you own on each matter as to which such shares are to be voted at the Meeting. Shares may be voted in person or by proxy. Where shareholders may pursuant to the terms of a notice of a meeting of shareholders (which may be amended from time to time) participate in and vote at such meeting by means of remote communication, shares voted by means of such remote communication shall constitute shares voted in person.

A quorum must be present at the Meeting for the transaction of business. The holders of one-third of the shares of the Fund entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to the Fund. Abstentions and broker non-votes do not represent votes cast for a proposal but will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on a proposal. Because the affirmative “vote of a majority of the outstanding voting securities,” as defined below, of the Fund is required to approve each proposal, abstentions and broker non-votes will have the effect of a vote against a proposal.

At the time of the Meeting or any adjournment thereof, the Fund’s custodian may be permitted to vote shares held by certain individual retirement accounts for which it is the trustee and that are not otherwise voted by such account holder. If the Fund’s custodian votes such shares it will vote them in the same proportions as other retirement account shareholders for which it is the trustee and that have submitted voting instructions for their shares. If the Fund’s custodian is authorized to vote the shares and so votes, shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that the proposals will be approved.

Whether or not a quorum is present at the Meeting, the Meeting may, by action of the chair of the Meeting, be adjourned from time to time with respect to one or more proposals to permit further solicitation of proxies. Any adjourned session or sessions may be held, any time after the date set for the Meeting, without the necessity of further notice (so long as the time and place of the adjourned meeting are announced at the Meeting or reasonable notice is given to persons present at the Meeting). Upon motion of the chair of the Meeting, the question of adjournment may be (but is not required to be) submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the Meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and, if approved, such adjournment shall take place without the necessity of further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting may, at the discretion of the proxies named therein, be voted “FOR” a proposal in favor of such an adjournment.

Information regarding the number of issued and outstanding shares of the Fund as of the Record Date is provided under “Additional Information” below, representing the same number of votes for the Fund. The persons who are known to have owned beneficially or of record 5% or more of the Fund’s outstanding shares as of [ ], 2021 are also listed in the “Additional Information” section.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to a proposal, your shares will be voted in accordance with management’s recommendation. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Under the By-Laws of the Trust, a proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives a specific written notice to the contrary from any one of them.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance at the Meeting, by itself, will not revoke a previously-tendered proxy.

The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Investment Manager and River Road Asset Management, LLC, the Fund’s subadviser (“River Road”). Please see “Additional Information” below for more information regarding solicitation of proxies. If you wish to attend the Meeting, please register by sending an email to attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG River Road Long-Short Fund”, and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to call into the meeting. We encourage you to vote your shares prior to the Meeting.

PROPOSAL 1: APPROVAL OF A CHANGE TO THE FUND’S FUNDAMENTAL INVESTMENT OBJECTIVE.

The Fund’s current investment objective is to seek to provide absolute return while minimizing volatility over a full market cycle. Because the investment objective is currently fundamental, changing the investment objective requires shareholder approval. In connection with the repositioning of the Fund from a long-short equity mandate, under which the Fund pursues its investment objective primarily by taking long and short positions in equity securities, to an international equity mandate, under which the Fund invests primarily in equity and equity equivalent securities of non-U.S. companies, it is proposed that shareholders approve a change to the Fund’s investment objective. If this Proposal is approved, the new investment objective will be that the Fund seeks to provide long-term capital appreciation. The Board approved the proposed change to the Fund’s investment objective based on the Investment Manager and River Road’s recommendation that an objective of long-term capital appreciation is better aligned with the investment strategies and process to be employed by River Road in managing the Fund pursuant to the international equity mandate, which will be implemented on the Implementation Date. The Board also considered information from the Investment Manager and River Road regarding corresponding changes to the Fund’s name, principal investment strategies, principal risks, and primary and secondary benchmarks to reflect the Fund’s international equity mandate, all of which will be implemented on the Implementation Date. For more information regarding these and other changes to the Fund, please see the supplement dated June 25, 2021 to the Fund’s prospectus dated February 1, 2021, which is attached as Appendix A.

Required Vote

Proposal 1 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 1 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 1.

If the vote required to approve Proposal 1 is not obtained from the Fund, the Fund will continue to be managed with the investment objective of seeking to provide absolute return while minimizing volatility over a full market cycle and a shareholder vote will be required in order to change the objective. However, if Proposal 2 (as described below) is approved, the Board will have the ability to change the Fund’s investment objective without shareholder approval. One of the effects of this is that, if Proposal 2 is approved, the Board has approved the change in investment objective described under Proposal 1 and such change will take effect whether or not Proposal 1 is approved.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE

“FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF THE REDESIGNATION OF THE FUND’S FUNDAMENTAL INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL.

The investment objective of the Fund is “fundamental,” meaning that it may only be changed by a vote of shareholders of the Fund. The Board unanimously recommends that shareholders approve the proposal to redesignate the Fund’s investment objective as non-fundamental. If approved, this change will enable the Board to change the Fund’s investment objective without the necessity of a shareholder vote and without prior notice to shareholders. Making this change will allow the Board to approve changes to the Fund’s investment objective in the future in response to changing market conditions or other developments without the delay and expense of a shareholder vote. In addition, this change would bring the Fund in line with most other funds in the AMG Funds Family of Funds and with what the Investment Manager considers to be general current industry practice. If the Board were to approve a change to the Fund’s investment objective in the future, the prospectus would be modified accordingly. If this proposal is approved, shareholders will not have the right to vote on any future change to the Fund’s investment objective.

As described in Proposal 1, shareholders of the Fund are being asked to change the Fund’s investment objective in connection with the repositioning of the Fund from a long-short equity mandate to an international equity mandate. If Proposal 2 is approved, the Board will have the ability to change the Fund’s investment objective without shareholder approval. One of the effects of this is that, if Proposal 2 is approved, the Board has approved the change in investment objective described under Proposal 1 and such change will take effect whether or not Proposal 1 is approved.

Required Vote

Proposal 2 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 2 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 2.

If the vote required to approve Proposal 2 is not obtained from the Fund, the Fund’s investment objective will continue to be designated as fundamental and the Fund will be required to seek shareholder approval if, in the future, it seeks to change the investment objective.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE

“FOR” PROPOSAL 2.

PROPOSAL 3: APPROVAL OF THE AMENDMENT OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO BORROWING.

The Trustees also recommend that the shareholders of the Fund approve an update to, and standardization of, the Fund’s fundamental investment restriction with respect to borrowing. The proposed change is intended to update and standardize the Fund’s borrowing policy, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder. The proposed change is designed to provide the Fund with increased flexibility to respond to market, industry and regulatory changes. There may be additional risks associated with such increased flexibility, as described below. Also, the proposed change is intended to reduce administrative burdens and ongoing costs to the Trust, and the AMG Funds Family of Funds more generally, by simplifying and making uniform the Fund’s fundamental investment restriction with respect to borrowing with the fundamental investment restriction with respect to borrowing for most of the other funds in the AMG Funds Family of Funds. Furthermore, the Investment Manager has indicated that, other than as described in this Proxy Statement, it has no present intention to change in any significant way the Fund’s investment strategies or the manner in which the Fund is managed in connection with the approval of this proposal. The Fund has additional fundamental investment restrictions that are not intended to be changed in connection with, and are beyond the scope of, this Proxy Statement.

The 1940 Act requires registered investment companies like the Fund to adopt “fundamental” investment restrictions governing certain of their investment practices, including borrowing. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” Under the 1940 Act, a “fundamental” policy of a fund cannot be changed without the vote of a “majority of the outstanding voting securities” of the fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1/3% of its total assets (including the amount borrowed) from banks for any purpose. The 1940 Act requires that after any borrowing from a bank a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of the fund’s borrowings shall be at least 300%. In addition to the foregoing borrowings, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

The following chart sets forth the Fund’s existing and proposed fundamental investment restriction with respect to borrowing.

	Existing Fundamental Investment Restriction	Proposed Fundamental Investment Restriction	Impact of Differences
Borrowing	The Fund may not borrow money, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing.	The Fund may borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.	The proposed fundamental investment restriction would allow the Fund to borrow to a greater extent, including borrowing through an interfund lending facility as discussed below.

The Trustees recommend that the Fund amend its current fundamental restriction to allow the Fund to borrow money to the extent permitted under applicable law or any applicable exemptive order or orders or other relief. The proposed amendment would have the effect of conforming the Fund’s restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change. In addition, the proposed amendment would reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to borrowing money across most of the other funds in the AMG Funds Family of Funds.

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), eligible funds in the AMG Funds Family of Funds have entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which a fund would lend money and borrow money for temporary purposes directly to and from another eligible fund in the AMG Funds Family of Funds through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the AMG Funds Family of Funds permitting such interfund lending. No fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that a fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund. The Fund’s current fundamental investment restriction on borrowing does not permit the Fund to participate in the Interfund Lending Agreement. The proposed amendment to the Fund’s fundamental investment restriction with respect to borrowing would have the effect of increasing the Fund’s current ability to borrow money and of permitting the Fund to participate in the Interfund Lending Agreement to the same extent as other eligible funds in the AMG Funds Family of Funds. If Proposal 3 is approved, under current laws, as modified by the above mentioned SEC exemptive order, generally the Fund would be able to borrow through an Interfund Loan on an unsecured basis if its outstanding borrowings from all sources immediately after the interfund borrowing would total 10% or less of its total assets, and the Fund would be able to borrow through an Interfund Loan on a secured basis if its total outstanding borrowings immediately after the interfund borrowing would be greater than 10% of its total assets, provided that the Fund may not borrow through an Interfund Loan or from any other source if its total outstanding borrowings immediately after such borrowing would exceed 33 1/3% of the value of the Fund’s total assets. The Investment Adviser and the Board believe that the ability to engage in interfund lending is in the best interests of the Fund. The Investment Adviser has indicated that it has no current intention to change the investment strategy of the Fund in connection with this change in fundamental investment restriction.

Required Vote

Proposal 3 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 3 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 3.

If the vote required to approve Proposal 3 is not obtained from the Fund, the Fund will continue to operate pursuant to its existing fundamental investment restriction with respect to borrowing.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE

“FOR” PROPOSAL 3.

PROPOSAL 4: APPROVAL OF A MODIFIED MANAGER-OF-MANAGERS STRUCTURE FOR THE FUND THAT WOULD PERMIT THE INVESTMENT MANAGER TO ENTER INTO AND MATERIALLY AMEND SUBADVISORY AGREEMENTS WITH UNAFFILIATED AND AFFILIATED SUBADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL AND WOULD ALSO PERMIT THE FUND TO DISCLOSE FEES PAID TO SUBADVISERS ON AN AGGREGATE, RATHER THAN INDIVIDUAL, BASIS.

Under Section 15(a) of the 1940 Act, an investment adviser to a mutual fund generally cannot enter into or materially amend a subadvisory agreement without obtaining shareholder approval. The Fund currently operates in a manager-of-managers structure pursuant to the AMGF Order previously obtained by the Investment Manager and the Trust. The AMGF Order allows the Board to enter into or materially amend subadvisory agreements without a shareholder vote if the subadviser is not affiliated with the Investment Manager; if the subadviser is an affiliate, a shareholder vote is required. The Fund and the Investment Manager would like to rely on recent SEC relief that would modify the Fund’s existing manager-of-managers relief and permit the Investment Manager to enter into or materially amend a subadvisory agreement with an “affiliated person” (as such term is defined in Section 2(a)(3) of the 1940 Act) of the Investment Manager or the Fund (in addition to unaffiliated persons under the current relief) without first obtaining shareholder approval, provided that the shareholders of the Fund had previously authorized the Investment Manager to do so and the Investment Manager complies with certain conditions. In the absence of reliance on the recent SEC relief, in order to enter into or materially amend a subadvisory agreement with an affiliate, the Fund must obtain shareholder approval by undertaking the costly and time-consuming effort to conduct a shareholder meeting, including preparing and distributing proxy materials and soliciting votes from shareholders. The Board believes that it is in the best interests of shareholders if the Board represents their interests in approving or rejecting recommendations made by the Investment Manager regarding subadvisers. This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes. Accordingly, the Board and the Investment Manager are asking shareholders to grant authority to the Investment Manager and the Trust to enter into and materially amend investment subadvisory agreements with subadvisers that are affiliated persons of the Investment Manager or the Fund, with the approval of the Board, but without obtaining additional shareholder approval.

Exemptive Relief

On May 29, 2019, the SEC issued the Carillon Order to Carillon Tower Advisers, Inc., et al. that allows (i) the Carillon Series Trust and its investment adviser, without the approval of fund shareholders, to enter into or amend a subadvisory agreement with a subadviser (“Subadviser Voting Relief”), including any subadviser that is an affiliated person of the investment adviser or a fund (an “Affiliated Subadviser”), and (ii) the series of Carillon Series Trust to disclose the advisory fees paid to subadvisers on an aggregate, rather than individual, basis. The Carillon Order is the first exemptive order issued by the SEC extending multi-manager exemptive relief to Affiliated Subadvisers and contains several conditions, some of which are already included in the AMGF Order.

On July 9, 2019, the staff of the SEC’s Division of Investment Management issued a no-action letter to the BNY Mellon family of funds and BNY Mellon Investment Adviser, Inc. (the “BNYM No-Action Letter”) stating that the staff would not recommend enforcement action if a fund complex and adviser that previously obtained a “manager of managers” exemptive order extends that order to cover Affiliated Subadvisers without seeking an amended exemptive order from the SEC. The staff’s no-action position is conditioned on compliance with the conditions set forth in the Carillon Order. The BNYM No-Action Letter and the Carillon Order are referred to herein as the “Relief.”

Under the Relief, the Investment Manager and the Trust are subject to several conditions imposed by the SEC to ensure that the interests of the Fund’s shareholders are adequately protected. Among these conditions are that, within ninety (90) days of the hiring of a new subadviser, shareholders of the Fund will be furnished with an information statement that contains substantially the same information about the subadviser and the subadvisory agreement that the Fund would otherwise have been required to send to shareholders in a proxy statement. The prospectus for the Fund will disclose the existence, substance and effect of reliance on the Relief and that the Investment Manager has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s subadvisers and recommend their hiring, termination, and replacement. Also, as noted above, shareholders must approve the Investment Manager’s and the Fund’s authority to enter into and materially amend these investment subadvisory agreements. In addition, the Carillon Order permits funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. If shareholders approve Proposal 4, and if the Fund were to have multiple subadvisers, the Fund would not be permitted to disclose fees paid to the subadvisers on an aggregate, rather than individual, basis until after it applied for and received approval from the SEC of an amendment to the AMGF Order.

Board of Trustees Recommendations

The Trustees believe that approval of the modified “manager-of-managers” structure is in the best interest of the Fund and its shareholders in order to afford the Investment Manager the flexibility to provide investment advisory services to the Fund through one or more subadvisers, including Affiliated Subadvisers, that have particular expertise in the type of investments in which the Fund invests.

As described above, without the ability to utilize the Relief, in order for the Investment Manager and the Board to appoint a new Affiliated Subadviser for the Fund or materially modify a subadvisory agreement with an Affiliated Subadviser, the Board must call and hold a shareholder meeting of the Fund, create and distribute proxy materials and solicit votes from the Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, the Investment Manager would be able to act more quickly to appoint a new subadviser that is an affiliate if and when the Board and the Investment Manager believe that the appointment would benefit the Fund. The Trustees also took into account that if the Investment Manager and the Board appoint an Affiliated Subadviser, the Fund’s shareholders would receive an information statement containing substantially the same information about the Affiliated Subadviser and the subadvisory agreement that the Fund would otherwise have been required to send shareholders in a proxy statement. The Investment Manager and the Board will continue to be subject to their fiduciary duty to act in the best interest of the Fund and its shareholders. The Trustees believe that granting the Investment Manager and the Board maximum flexibility to select Affiliated Subadvisers, in addition to the flexibility they currently have to select unaffiliated subadvisers, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders because it will allow the Fund to operate more efficiently and cost-effectively.

Finally, the Trustees believe that they will retain sufficient oversight of the Fund’s investment subadvisory arrangements to seek to ensure that shareholders’ interests are protected whenever the Investment Manager selects an Affiliated Subadviser or materially modifies an investment subadvisory agreement with an Affiliated Subadviser, in the same manner as the Trustees currently exercise oversight of the Fund’s investment subadvisory agreements and seek to ensure that shareholders’ interests are protected whenever the Investment Manager selects unaffiliated subadvisers. The Board, including a majority of the Independent Trustees, will continue to evaluate and to approve all proposed investment subadvisory agreements, as well as any proposed modifications to existing subadvisory agreements. In doing so, the Trustees will analyze such factors as they consider to be relevant to the approval of or proposed modifications to an investment subadvisory agreement. As with the Fund’s investment advisory agreement, the terms of each investment subadvisory agreement will include those required by applicable provisions of the 1940 Act.

Subadviser Oversight

The Investment Manager serves as investment manager to the Fund under the investment advisory agreement between the Trust and the Investment Manager dated May 30, 2014, as amended (the “Management Agreement”). The Management Agreement provides that the Investment Manager is specifically responsible for the following services:

•	manage the investment and reinvestment of the assets of the Fund;

•	continuously review, supervise, and administer the investment program of the Fund;

•	determine in its discretion, the assets to be held uninvested;

•	provide the Trust with records concerning the Investment Manager’s activities which are required to be maintained by the Trust; and

•	render regular reports to the Trust’s officers and the Board concerning the Investment Manager’s discharge of the foregoing responsibilities.

In performing the functions set forth above and supervising the Fund’s subadviser, the Investment Manager:

•

performs periodic detailed analysis and reviews of the performance by the subadviser of its obligations to the Fund, including without limitation analysis and review of portfolio and other compliance matters and review of the subadviser’s investment performance in respect of the Fund;

•

prepares and presents periodic reports to the Board regarding the investment performance of the subadviser and other information regarding the subadviser, at such times and in such forms as the Board may reasonably request;

•	reviews and considers any changes in the personnel of the subadviser responsible for performing the subadviser’s obligations and makes appropriate reports to the Board;

•	reviews and considers any changes in the ownership or senior management of the subadviser and makes appropriate reports to the Board;

•	performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the subadviser;

•

assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each subadvisory agreement with the subadviser and annual consideration of each subadvisory agreement thereafter;

•	prepares recommendations with respect to the continued retention of the subadviser or the replacement of the subadviser, including at the request of the Board;

•

identifies potential successors to or replacements of the subadviser or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board;

•	designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and

•	performs such other review and reporting functions as the Board shall reasonably request consistent with the Management Agreement and applicable law.

The Investment Manager will retain these responsibilities if Proposal 4 is approved.

Required Vote

Proposal 4 must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 4 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 4.

If the vote required to approve Proposal 4 is not obtained from the Fund, the Fund will continue to operate under a manager-of-managers structure pursuant to the AMGF Order and the Fund will continue to be required to seek the approval of its shareholders to enter into or materially amend subadvisory agreements with Affiliated Subadvisers.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE

“FOR” PROPOSAL 4.

OTHER BUSINESS

The Trustees do not know of any additional matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Other Information

The SEC maintains an Internet website (at http://www.sec.gov), which contains proxy materials, reports, and other information filed by the Fund.

Voting Information

AMG and its affiliates intend to vote Fund shares they own, whether as seed capital or otherwise, in favor of all of the proposals. Unless otherwise provided in client guidelines, AMG and its affiliates generally intend to vote Fund shares owned in a client account over which AMG or an affiliate has discretionary authority in favor of all of the proposals. If AMG’s (or its affiliate’s) ownership, or the ownership of a client account over which AMG (or an affiliate) has discretionary authority, represents a sizeable enough portion of a Fund’s outstanding shares, the AMG (or its affiliate’s) vote will ensure that the proposals for the Fund will be approved. Please see “Principal Holders and Management Ownership” below for information regarding persons, including AMG and its affiliates, if any, that beneficially owned or owned of record 5% or more of the outstanding shares of a class of the Fund.

The adoption of any of these proposals is not contingent on the adoption of any other proposal by shareholders of the Fund.

Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Investment Manager and River Road. Representatives of the Investment Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of the Fund.

AST Fund Solutions (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $10,000, plus expenses. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder’s instructions on the proposals. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions, and within 72 hours, the shareholder will be sent a letter or e-mail to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or Internet, the shareholder may vote at the Meeting.

If you require additional information regarding the proxy or replacement proxy cards, please call the Solicitor toll free at 800-659-6590. Any proxy given by a shareholder, whether in writing, by telephone, by facsimile or the Internet, is revocable until voted at the Meeting.

Shareholders Sharing the Same Address

The Fund will mail only one copy of this Proxy Statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are a holder of record of your shares, please call the Fund at 1-800-548-4539. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this Proxy Statement. If in the future you do not want the mailing of proxy statements to be combined with those of other members of your household, or if you have received multiple copies of this Proxy Statement and want future mailings to be combined with those of other members of your household, please contact the Fund in writing at AMG Funds IV, One Stamford Plaza, 263 Tresser Boulevard, Suite 949, Stamford, Connecticut 06901, or by telephone at 1-800-548-4539, or contact your financial service firm. The Fund undertakes to deliver promptly upon written or oral request a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered.

Principal Holders and Management Ownership

The total number of shares of the Fund outstanding, as of the Record Date, and information concerning the shareholders who owned beneficially or of record 5% or more of each class of the Fund’s outstanding securities, as of [                 ], 2021, is set forth below.

As of the Record Date, the total number of the Fund’s outstanding shares was [     ].

As of [                 ], 2021, the following persons or entities owned of record 5% or more of each class of the Fund’s outstanding securities:

Name and Address	Number of Shares	Percentage
AMG River Road Long-Short Fund
Class N
[ ]	[ ]	[ ]%
Class I
[ ]	[ ]	[ ]%
Class Z
[ ]	[ ]	[ ]%

*

Denotes persons or entities that owned 25% or more of the outstanding shares of beneficial interest of the Fund as of [                 ], 2021, and therefore may be presumed to “control” the Fund under the 1940 Act. Except for these persons or entities, the Trust did not know of any person or entity who, as of [ ], 2021, “controlled” (within the meaning of the 1940 Act) the Fund. A person or entity that “controls” the Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

As of [                 ], 2021, all management personnel (i.e., Trustees and Officers of the Trust) as a group owned beneficially [less than 1%] of the outstanding shares of each class of the Fund.

Since the beginning of the most recently completed fiscal year, no Trustee has purchased or sold securities of the Investment Manager, River Road or any of their respective parents and subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Investment Manager, River Road or any of their respective parents or subsidiaries.

Certain Trustees and Officers may from time to time own securities of AMG, including securities received as compensation for services to AMG or its affiliates.

The Investment Manager serves as administrator of the Fund under an Amended and Restated Administration Agreement between the Investment Manager and the Trust with respect to the Fund (the “Fund Administration Agreement”). For the fiscal year ended October 31, 2020, the Fund paid $31,053 to the Investment Manager under the Fund Administration Agreement. The Distributor serves as the principal distributor and underwriter for the Fund under a Distribution Agreement between the Distributor and the Trust with respect to the Fund, and the Trust has adopted a distribution and services plan with respect to Class N shares of the Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act. For the fiscal year ended October 31, 2020, Class N shares of the Fund paid $5,709 under the Plan. The Investment Manager and Distributor will continue to provide these administrative and distribution services, respectively, to the Fund after the proposals are approved.

For the fiscal year ended October 31, 2020, the Fund did not pay any commissions to any affiliated broker-dealer.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this Meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT VOTING IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IF YOU WISH TO VOTE BY MAIL, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,

Mark Duggan
Secretary

APPENDIX A

Filed pursuant to 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG River Road Long-Short Fund

Supplement dated June 25, 2021 to the Prospectus, dated February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG River Road Long-Short Fund (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.

At a meeting held on June 23, 2021, the Trust’s Board of Trustees (the “Board”) approved the following changes for the Fund and the submission of such changes to the Fund’s shareholders for approval: (i) a change to the Fund’s fundamental investment objective; (ii) the redesignation of the Fund’s fundamental investment objective as non-fundamental; (iii) the amendment of the Fund’s fundamental investment restriction with respect to borrowing; and (iv) a modified “manager-of-managers” structure for the Fund.

The Board also approved the following changes for the Fund, all of which will be implemented on a date to be determined by the Fund after the date on which shareholders approve the change to the Fund’s fundamental investment objective or the redesignation of the Fund’s fundamental investment objective as non-fundamental (the “Implementation Date”): (i) the Fund will change its name from AMG River Road Long-Short Fund to AMG River Road International Value Equity Fund; (ii) the Fund will change its principal investment strategies, resulting in changes to its principal risks; and (iii) the Fund will replace its primary benchmark index with the MSCI EAFE Index and replace its secondary benchmark index with the MSCI EAFE Value Index.

The Board also approved the following fee changes for the Fund, all of which will be implemented on the Implementation Date and will result in the overall reduction of the Fund’s net expenses ratios as compared with the Fund’s current fee structure: (i) the management fee for the Fund will be reduced from 0.85% to 0.53%; (ii) the Fund’s existing contractual expense limitation agreement with AMG Funds LLC (“AMGF”) will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least March 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.73% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iii) the shareholder servicing fee waivers in place for Class N and Class I shares will be eliminated and the amount of shareholder servicing fees each of Class I and Class N shares of the Fund are authorized to pay to financial intermediaries will be decreased from 0.15% to 0.05%. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income and any other undistributed income for the current taxable year. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.

In addition, effective as of the Implementation Date, the Prospectus is amended as follows:

All references to AMG River Road Long-Short Fund are replaced with AMG River Road International Value Equity Fund. All references to Matthew W. Moran and Daniel Johnson as portfolio managers of the Fund are deleted and all references to the portfolio managers of the Fund shall refer to Wenjun (William) Yang, CFA, and Jeffrey B. Hoskins, CFA.

The section under “Summary of the Funds – AMG River Road Long-Short Fund” titled “Investment Objective” on page 11 is deleted and replaced with the following;

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

The sections under “Summary of the Funds – AMG River Road Long-Short Fund” titled “Fees and Expenses of the Fund” and “Expense Example” on page 11 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee[1]	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.73%	0.73%	0.68%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[2]	1.53%	1.28%	1.23%
Fee Waiver and Expense Reimbursements[3]	(0.48)%	(0.48)%	(0.48)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2,3]	1.05%	0.80%	0.75%

[1]	Expense information has been restated to reflect current fees.
[2]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

[3]

AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.73% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$107	$411	$765	$1,761
Class I	$82	$333	$632	$1,481
Class Z	$77	$318	$605	$1,424

The section titled “Summary of the Funds – AMG River Road Long-Short Fund – Principal Investment Strategies” beginning on page 11 is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity and equity equivalent securities of non-U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and equity equivalent securities. Equity and equity equivalent securities include, but are not limited to, common stock, convertible securities, preferred securities, real estate investment trusts (“REITs”), and publicly traded partnerships (“PTPs”), including, but not limited to, master limited partnerships (“MLPs”). In addition, under normal circumstances, the Fund invests at least 40% (or if conditions are not favorable, in the view of River Road, at least 30%) of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a non-U.S. issuer. The Fund considers a company to be a non-U.S. issuer if (i) it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S. The Fund may invest in securities of issuers located in any country, including developed and emerging market countries, directly and through depositary receipts. The Fund may invest up to 20% of its net assets in emerging market countries.

The Fund invests primarily in securities that River Road Asset Management, LLC, the subadviser to the Fund (“River Road” or the “Subadviser”), believes are undervalued. Value investing involves buying stocks that River Road believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth.

The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to generate attractive, sustainable, low volatility returns over the long term, with an emphasis on minimizing downside portfolio risk.

The Subadviser builds the Fund’s portfolio from the bottom up, making security-specific research central to the Subadviser’s process. At the core of the Subadviser’s Absolute Value® approach is a systematic method for assessing the ‘risk-to-reward’ characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). A stock’s conviction rating combined with its discount to value determine not only whether the stock qualifies for investment, but also what portion of the Fund’s assets will be invested in the stock.

The Subadviser employs a balanced approach to diversification and a structured sell discipline that seeks to reduce portfolio volatility and the risk of permanent loss of capital.

Under normal conditions, the Fund intends to invest its assets in equity securities of a limited number of securities or issuers.

The section titled “Summary of the Funds – AMG River Road Long-Short Fund – Principal Risks” beginning on page 12 is revised remove “Short Sales Risk,” “Sector Risk,” “Derivatives Risk,” “Exchange-Traded Fund Risk,” “High Cash Balance Risk,” and “Non-Diversified Fund Risk” as principal risks of the Fund and to add the following as principal risks of the Fund:

Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

Focused Investment Risk—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.

Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small-or mid-capitalization companies.

Also with respect to the section titled “Summary of the Funds – AMG River Road Long-Short Fund – Principal Risks” beginning on page 12, the principal risks shall appear in the following order: Market Risk; Foreign Investment Risk; Currency Risk; Management Risk; Value Stock Risk; Convertible Securities Risk; Emerging Markets Risk; Focused Investment Risk; High Portfolio Turnover Risk; Large-Capitalization Stock Risk; Liquidity Risk; Master Limited Partnership Risk; PTP Risk; Real Estate Industry Risk; and Small- and Mid-Capitalization Stock Risk.

The section titled “Summary of the Funds – AMG River Road Long-Short Fund – Performance” on page 14 is revised to reflect that, as of the Implementation Date, the Fund changed its name to “AMG River Road International Value Equity Fund,” adopted its current investment strategies and began comparing its performance to the MSCI EAFE Index and MSCI EAFE Value Index. The Fund’s performance information for periods prior to that date reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

The Average Annual Total Returns table in the section titled “Summary of the Funds – AMG River Road Long-Short Fund – Performance” on page 14 is supplemented with the following information for the MSCI EAFE Index and MSCI EAFE Value Index, which replaced the Russell 3000® Index and 50% Russell 3000® Index/50% ICE BofAML 0-3 Month US Treasury Bill Index as the Fund’s primary and secondary benchmarks, respectively, on the Implementation Date because the Investment Manager and Subadviser believe the new benchmarks are more representative of the Fund’s current investment strategies.

Average Annual Total Returns as of 12/31/20

AMG River Road International Value Equity Fund	1 Year	5 Years	Since Inception
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	7.82%	7.45%	4.71%[1]
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	-2.63%	4.20%	2.41%[1]
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	7.82%	7.45%	6.21%[2]
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	-2.63%	4.20%	3.57%[2]
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	7.82%	7.45%	5.28%[3]
MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	-2.63%	4.20%	-0.17%[3]

[1]	Index performance shown reflects performance since the inception date of the Fund’s Class N shares on May 4, 2011.
[2]	Index performance shown reflects performance since the inception date of the Fund’s Class I shares on March 4, 2013.
[3]	Index performance shown reflects performance since the inception date of the Fund’s Class Z shares on September 29, 2017.

The section titled “Summary of the Funds – AMG River Road Long-Short Fund – Portfolio Management – Portfolio Managers” on page 14 is revised to reflect that Wenjun (William) Yang, CFA, Vice President and Portfolio Manager of River Road, and Jeffrey B. Hoskins, CFA, Associate Portfolio Manager and Senior ESG Specialist of River Road, have each been a Portfolio Manager of the Fund since the Implementation Date.

The section titled “Additional Information About the Funds – AMG River Road Long-Short Fund – Additional Information About the Fund’s Principal Investment Strategies” beginning on page 28 is deleted and replaced with the following:

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity and equity equivalent securities of non-U.S. companies. Equity and equity equivalent securities include, but are not limited to, common stock, convertible securities, preferred securities, REITs, and PTPs, including, but not limited to, MLPs. The Fund invests primarily in securities that River Road believes are undervalued. Value investing involves buying stocks that River Road believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth.

The Subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to generate attractive, sustainable, low volatility returns over the long term, with an emphasis on minimizing downside portfolio risk.

The Subadviser builds the Fund’s portfolio from the bottom up, making security-specific research central to the Subadviser’s process. At the core of the Subadviser’s Absolute Value® approach is a systematic method for assessing the ‘risk-to-reward’ characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). A stock’s conviction rating combined with its discount to value determine not only whether the stock qualifies for investment, but also what portion of the Fund’s assets will be invested in the stock.

The Subadviser employs a balanced approach to diversification and a structured sell discipline that seeks to reduce portfolio volatility and the risk of permanent loss of capital.

The Fund may also invest in other convertible securities, preferred stocks, royalty income trusts, Rule 144A securities, and U.S. government securities, including U.S. government agency securities.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and equity equivalent securities. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.

The first and third paragraphs in the section titled “Additional Information About the Funds – AMG River Road Long-Short Fund – Additional Information About the Fund’s Expenses and Performance” beginning on page 29 are deleted and replaced with the following:

Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are each authorized to pay up to 0.05% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing a Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.

As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.73% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

The section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 35 is revised to remove “Short Sales Risk,” “Sector Risk,” “Derivatives Risk,” “Exchange-Traded Fund Risk,” “High Cash Balance Risk,” and “Non-Diversified Fund Risk” as principal risks of the Fund, to reflect that “Focused Investment Risk” is a principal risk of the Fund and to add the following as principal risks of the Fund:

EMERGING MARKETS RISK

Investments in emerging markets involve all of the risks of foreign investments (see Foreign Investment Risk), and also have additional risks. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subject to increased economic, political, or regulatory uncertainties. The markets of developing countries may be more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

LARGE-CAPITALIZATION STOCK RISK

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

In the section titled “Additional Information About the Funds – Fund Management” beginning on page 39, the first sentence of the fifth paragraph is deleted and replaced with the following:

Each of AMG River Road Dividend All Cap Value Fund, AMG River Road Focused Absolute Value Fund, AMG River Road International Value Equity Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund is obligated by its Investment Advisory Agreement to pay an annual management fee to the Investment Manager of 0.60%, 0.60%, 0.53%, 0.75% and 0.80%, respectively, of the average daily net assets of each Fund.

In the section titled “Additional Information About the Funds – Fund Management – Portfolio Management” beginning on page 41, the information relating to AMG River Road Long-Short Fund is revised to reflect that Wenjun (William) Yang, CFA, and Jeffrey B. Hoskins, CFA, have each been a Portfolio Manager of the Fund since the Implementation Date. Mr. Yang serves as Vice President at River Road and serves as a portfolio manager for River Road’s International portfolios. Prior to joining River Road in 2016, he served as Senior Portfolio Manager at Boston Private Wealth LLC. Additionally, he served as Manager of the investment banking division and Equity Research Analyst in the securities research division at Shenyin & Wanguo Securities Co. Ltd. Mr. Yang holds a B.S. in Engineering from Shanghai Jiao Tong University, an M.S. in Economics from Shanghai Institute of Foreign Trade, and an M.B.A. from Texas Christian University’s Neeley School of Business. He earned the Chartered Financial Analyst® designation in 2004 and is a member of the CFA Institute and CFA Society Louisville. Mr. Hoskins serves as an Associate Portfolio Manager for River Road’s International portfolios. In this capacity, he continues to maintain select analyst responsibilities and serves as analyst support for other firm strategies. Additionally, he serves as Senior ESG Specialist, leading River Road’s ESG research and principles implementation efforts. Prior to joining River Road in 2013, he worked at BMO Capital Markets where his research covered the Media/Entertainment and Gaming industries. Mr. Hoskins’ experience includes various positions at The Seidler Cos. Inc. and SunTrust Equitable Securities. Mr. Hoskins graduated from Vanderbilt University with a B.A. in United States History and an M.B.A. with concentrations in Finance and Accounting. He earned the Chartered Financial Analyst® designation in 2000 and is a member of the CFA Institute. Additionally, he is a member of the CFA Society Louisville and a past member of its board of directors.

The following is added to the section titled “Shareholder Guide – Choosing a Share Class – Class N Shares” on page 44 and replaces any different information in the section with respect to the shareholder servicing fees payable by the Fund:

Shareholders of Class N shares may bear shareholder servicing fees of up to 0.05% with respect to AMG River Road International Value Equity Fund for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies.

The following is added to the section titled “Shareholder Guide – Choosing a Share Class – Class I Shares” on page 44 and replaces any different information in the section with respect to the shareholder servicing fees payable by the Fund:

Shareholders of Class I shares may bear shareholder servicing fees of up to 0.05% with respect to AMG River Road International Value Equity Fund for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies.

The following is added to the third paragraph of the section titled “Shareholder Guide – Investing Through an Intermediary” beginning on page 44 and replaces any different information in the section with respect to the shareholder servicing fees payable by the Fund:

Class N and Class I shares of AMG River Road International Value Equity Fund are each authorized to pay shareholder servicing fees at a rate of up to 0.05% of the Fund’s average daily net assets with respect to such share class.

In addition, as of the Implementation Date, but only if the proposal to redesignate the Fund’s fundamental investment objective as non-fundamental is approved by shareholders of the Fund, the Prospectus is amended as follows:

The following is added in the section titled “Additional Information About the Funds – Other Important Information and the Funds and Their Investment Strategies and Risks – Investment Objectives” on page 39:

Notwithstanding the foregoing, AMG River Road International Value Equity Fund’s investment objective may be changed without shareholder approval and without prior notice.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	(1) ABC Corp. John Doe, Treasurer

(2) ABC Corp. c/o John Doe, Treasurer	(2) John Doe, Treasurer

(3) ABC Corp. Profit Sharing Plan	(3) John Doe, Trustee

Trust Accounts

(1) ABC Trust	(1) Jane Doe, Trustee

(2) Jane Doe, Trustee u/t/d 12/28/78	(2) Jane Doe

Custodial Accounts

(1) John Smith, Custodian f/b/o John Smith, Jr. UGMA	(1) John Smith

(2) John Smith	(2) John Smith, Executor

AMG FUNDS IV

AMG RIVER ROAD LONG-SHORT FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 12, 2021

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen A. Meredith proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of AMG River Road Long-Short Fund (the “Fund”) (the shares of beneficial interest of the Fund, the “Shares”) to be held on August 12, 2021 at 3:00 p.m. Eastern Time, or at any adjournments or postponements thereof, upon the Proposals described in the Notice of Special Meeting and accompanying Proxy Statement, which have been received by the undersigned. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

If you wish to attend the Meeting, please register by sending an email to attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please use the email subject line “AMG RIVER ROAD LONG-SHORT FUND”, and include in your email your full name along with your request for the conference line number. That number will be sent to you, allowing you to call into the Meeting. We encourage you to vote your shares prior to the Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 659-6590. Representatives are available to assist you Monday through Friday 9 a.m. to 11 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Meeting: The Notice of Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/AMG/docs/AMGRiverRoadLS.pdf

AMG RIVER ROAD LONG-SHORT FUND

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.
SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees of AMG Funds IV (the “Trust”), and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by attending and voting at the Meeting.

After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” each proposal.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE FOLLOWING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •

PROPOSALS:	FOR	AGAINST	ABSTAIN

1. To approve a change to the Fund’s fundamental investment objective.	o	o	o

2. To approve the redesignation of the Fund’s fundamental investment objective as non-fundamental.	o	o	o

3. To approve the amendment of the Fund’s fundamental investment restriction with respect to borrowing.	o	o	o

4.  To approve a modified manager-of-managers structure for the Fund that would permit the Investment Manager to enter into and materially amend subadvisory agreements with unaffiliated and affiliated subadvisers without obtaining shareholder approval and would also permit the Fund to disclose fees paid to subadvisers on an aggregate, rather than individual, basis.

	o	o	o

5. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

THANK YOU FOR YOUR CONSIDERATION.